                                                                    Exhibit 99.1


CHARTERS AND BY-LAWS                                               EXHIBIT B.(1)

-------------------------------------------------------------------------------------------------------------------
                                                          Annual Report
                                                           on Form U5S
                                                        (File No. 30-203)
                                                           Year Ended
                                                           December 31,         Other Commission Filing
-------------------------------------------------------------------------------------------------------------------


CONSOLIDATED NATURAL GAS COMPANY
   Certificate of Incorporation, restated
      October 4, 1990                                       1990
   Certificate of Incorporation, as amended
      May 31, 1996                                                              Form S-3 Registration
                                                                                   Statement, Registration
                                                                                   No. 333-10869

   By-Laws as last amended May 19, 1998                                         Exhibit (3B) to the Company's
                                                                                   Form 10-K Annual Report
                                                                                   for the year ended
                                                                                   December 31, 1998,
                                                                                   File No. 1-3196


CONSOLIDATED NATURAL GAS SERVICE COMPANY, INC.
   (Charter)                                                1961
   Charter Amendment dated November 24, 1961                1961
   Charter Amendment dated January 3, 1966                  1965
   Charter Amendment dated November 30, 1982                1982

   By-Laws as last amended March 1, 1993                    1992



CNG TRANSMISSION CORPORATION
   Charter-Composite Certificate of Incorporation
      as last amended December 30, 1992                     1992
   Charter Amendment dated November 8, 1994                 1994

   By-Laws as last amended April 7, 1997                    1997


HOPE GAS, INC.
   Charter-Agreement and Plan of Merger which sets
      forth in Article III the Certificate of Incorporation
      of Consolidated Gas Supply Corporation as
      amended and restated on April 1, 1965,
      effective date of the merger                          1965
   Charter Amendment dated April 28, 1971                   1971
   Charter Amendment dated June 30, 1975                    1975
   Charter Amendment dated August 26, 1977                  1977
   Charter Amendment dated May 11, 1981                     1981
   Charter Amendment dated June 6, 1984                     1984
   Charter Amendment dated August 9, 1990                   1990                (Form SE dated April 25, 1991)
   Charter Amendment dated March 10, 1993                   1996
   Charter Amendment dated October 13, 1994                 1996

   By-Laws as last amended June 1, 1998                     Filed Herewith
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                          Annual Report
                                                           on Form U5S
                                                        (File No. 30-203)
                                                           Year Ended
                                                           December 31,         Other Commission Filing
-------------------------------------------------------------------------------------------------------------------


THE EAST OHIO GAS COMPANY
   Articles of Incorporation as amended
      effective June 17, 1993                                                   Exhibit A-1 to the
                                                                                   Application-Declaration
                                                                                   on Form U-1, File No. 70-8387

   Charter Amendment dated December 30, 1996                1996

   Certificate of Merger of West Ohio Gas                   1996
      Company merging with and into The
      East Ohio Gas Company dated
      December 30, 1996

   By-Laws as last amended March 12, 1991                                       Exhibit A-2 to the
                                                                                   Application-Declaration
                                                                                   on Form U-1, File No. 70-8387



THE PEOPLES NATURAL GAS COMPANY
   Charter-Composite Amended and Restated
      Certificate of Incorporation as last
      amended effective April 26, 1990                      1992
   Charter Amendment dated September 2, 1993                1996

   By-Laws as last amended March 15, 1990                   1990                (Form SE dated April 25, 1991)

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                          Annual Report
                                                           on Form U5S
                                                        (File No. 30-203)
                                                           Year Ended
                                                           December 31,         Other Commission Filing
-------------------------------------------------------------------------------------------------------------------


CNG PRODUCING COMPANY
   Certificate of Incorporation dated February 29, 1972     1972
   Certificate of Amendment of Certificate of
      Incorporation of CNG Development Company
      of Alberta before payment of capital
      dated March 8, 1972                                   1972
   Charter Amendment dated July 8, 1974                     1974
   Charter Amendment dated January 23, 1975                 1975
   Charter Amendment dated July 7, 1980                     1980
   Charter Amendment dated July 13, 1982                    1982
   Charter Amendment dated December 7, 1984                 1984
   Charter Amendment dated January 4, 1985                  1985
   Charter Amendment dated November 25, 1987                1987                (Form SE dated April 26, 1988)
   Charter Amendment dated November 15, 1989                1989                (Form SE dated April 25, 1990)
   Certificate of Agreement of Merger of CNG
      Development Company merging with
      and into CNG Producing Company dated
      December 20, 1990                                     1990                (Form SE dated April 25, 1991)

   By-Laws as last amended June 6, 1996                     1996



CONSOLIDATED SYSTEM LNG COMPANY
   Charter - Composite Certificate of Incorporation
      as last amended July 27, 1993                         1993

   By-Laws as last amended March 17, 1997                   1997



CNG RESEARCH COMPANY
   Certificate of Incorporation dated June 26, 1975         1975
   Charter Amendment dated May 25, 1982                     1982
   Charter Amendment effective August 23, 1991              1991                (Form SE dated April 24, 1992)

   By-Laws as last amended May 19, 1997                     1997



CNG COAL COMPANY
   Certificate of Incorporation dated October 4, 1976       1977
   Charter Amendment dated July 20, 1990                    1990                (Form SE dated April 25, 1991)
   Charter Amendment effective August 23, 1991              1991                (Form SE dated April 24, 1992)

   By-Laws as last amended June 11, 1990                    1990                (Form SE dated April 25, 1991)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                          Annual Report
                                                           on Form U5S
                                                        (File No. 30-203)
                                                           Year Ended
                                                           December 31,         Other Commission Filing
-------------------------------------------------------------------------------------------------------------------


CNG ENERGY SERVICES CORPORATION
   Certificate of Incorporation as amended
      December 9, 1996                                      1996

   By-Laws as last amended June 20, 1991                    1991                (Form SE dated April 24, 1992)



CNG FINANCIAL SERVICES, INC.
   Certificate of Incorporation dated March 1, 1989         1989                (Form SE dated April 25, 1990)

   By-Laws as adopted May 26, 1989                          1989                (Form SE dated April 25, 1990)



VIRGINIA NATURAL GAS, INC.
   Amended and Restated Articles of Incorporation
      dated December 26, 1990                               1990                (Form SE dated April 25, 1991)

   By-Laws as last amended April 26, 1991                   1996



CNG POWER SERVICES CORPORATION
   Certificate of Incorporation as amended
      December 30, 1996                                     1996

   By-Laws as adopted August 8, 1994                        1994



CNG INTERNATIONAL CORPORATION
   Certificate of Incorporation dated
      January 22, 1996                                      1996

   By-Laws as adopted August 1, 1996                        1996



CNG FIELD SERVICES COMPANY
(formerly CNG Storage Service Company)
   Certificate of Incorporation as amended
      September 10, 1998                                    Filed Herewith


-------------------------------------------------------------------------------------------------------------------

                                 HOPE GAS, INC.

                                    BY-LAWS
                                    -------


1.       OFFICES OF THE CORPORATION

         1.01 The principal office of the corporation shall be in the City of Clarksburg, County of Harrison, State of West Virginia.

         1.02 The corporation may also have offices at such other places as the board of directors may from time to time determine or the business of the corporation may require.

2.       ANNUAL MEETINGS OF STOCKHOLDERS

         2.01 Annual meetings of stockholders shall be held at the principal office of the corporation or at such other place as the board may designate.

         2.02 Annual meetings of stockholders, commencing with the year 1970, shall be held at 9:00 a.m. on the first Monday in June if that day is not a legal holiday, and if a legal holiday, then on the next day following. At each annual meeting the stockholders shall elect by a plurality vote a board of directors and transact such other business that may properly be brought before the meeting.

         2.03 Written notice of the place, day, and hour of the annual meeting shall be mailed to each stockholder entitled to vote, at the address of the stockholder appearing on the records of the corporation, not less than ten nor more than fifty days prior to the meeting. The notice shall be mailed by the secretary or by any other person the board may so designate.

3.       SPECIAL MEETINGS OF STOCKHOLDERS

         3.01 Special meetings of stockholders for any purpose or purposes may be held at the time and place that shall be stated in the notice of the meeting or in a duly executed waiver of notice.

         3.02 Special meetings of stockholders may be called by the board, the president and secretary, or the holders of not less than ten percent of all the shares entitled to vote at such meetings, unless otherwise prescribed by statute or by the charter.

         3.03 Written notice of the place, day, hour, and purpose of each special meeting of stockholders shall be mailed to each stockholder entitled to vote, at the address of the stockholder appearing on the books of the corporation, not less than ten nor more than fifty days prior to the meeting. The notice shall be mailed by the president, the board, or the stockholders calling the meeting, or by the secretary or some other person at the direction of the president, the board, or such stockholders.

                                 HOPE GAS, INC.

                                    BY-LAWS
                                    -------

         3.04 The business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

4.       QUORUM AND VOTING AT MEETINGS

         4.01 The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of stockholders for the transaction of business, except as otherwise provided by statute or the charter or these by-laws. If, however, such quorum shall not be present or represented at any meeting of stockholders, the stockholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

         4.02 When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which a different vote is required by express provision of a statute or the charter or these by-laws, in which case such express provision shall control the decision of such question.

         4.03 At any meeting of stockholders, every stockholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed by such stockholder or authorized agent and bearing a date not more than eleven months prior to said meeting, unless such instrument provides for a longer period. Each stockholder shall have one vote for each share of stock having voting power and registered in the stockholder's name on the books of the corporation. Except where a date shall have been fixed as a record date for the determination of stockholders entitled to vote at any meeting, no share of stock which shall have been transferred on the books of the corporation within ten days next preceding such meeting shall be voted.

         4.04 In all elections of directors each stockholder may cast one vote for each share of stock having voting power owned by such stockholder for as many persons as there are directors to be elected, or such stockholder may cumulate such votes and give one candidate as many votes as the number of directors to be elected multiplied by the number of such shares of stock, or such votes may be distributed on the same principle among as many candidates for director as such stockholder may desire.

         4.05 The person presiding at any meeting of stockholders may appoint one or more inspectors to determine the vote on any question or any election of directors.

5.       THE BOARD OF DIRECTORS

                                 HOPE GAS, INC.

                                    BY-LAWS
                                    -------

         5.01 The number of directors which shall constitute the whole board shall be not more than five.

         5.02 Except as otherwise provided herein, the directors shall be elected at the annual meeting of stockholders, and each director shall hold office until the next annual meeting and his successor shall be elected and qualified.

         5.03 Newly created directorships resulting from an increase in the number of directors constituting the whole board and all vacancies occurring in the membership of the board may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum. A director elected to fill a newly created directorship shall hold office until the next election of directors and his successor shall be elected and qualified. A director elected to fill a vacancy shall hold office of the unexpired term of his predecessor in office.

         5.04 The business of the corporation shall be managed by the board which may exercise all of the powers of the corporation except those that are by statute or the charter or these by-laws conferred upon or reserved to the stockholders.

6.       MEETINGS OF THE BOARD

         6.01 Meetings of the board may be held at such times and places that the board may from time to time designate by resolution, or any such meeting may be held at the time and place which shall be stated in the notice thereof as herein provided.

         6.02 All meetings of the board shall be called by the president, or by any two directors on a one day's notice of the time and place thereof which shall be given by the secretary or assistant secretary to each director by mail, telephone, or personally.

         6.03 Notice of the time, place, or purpose of any meeting of the board may be dispensed with if every director shall attend in person, or if every absent director shall, in writing filed with the records of the meeting either before or after the holding thereof, waive such notice.

         6.04 The notice or waiver of notice of a meeting of the board need not specify the purpose thereof.

         6.05 The majority of directors shall constitute a quorum for the transaction of business, unless otherwise required by statute or the charter or these by-laws. The act of a majority of the directors at any meeting at which a quorum is present shall be the act of the board, unless otherwise required by statute or the charter or these by-laws.

                                 HOPE GAS, INC.

                                    BY-LAWS
                                    -------

         6.06 If a quorum shall not be present at a meeting of the board, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

7.       THE COMMITTEE OF DIRECTORS

         7.01 The board may, by resolution or resolutions adopted by a majority of the whole board, designate one or more committees. Each committee shall consist of two or more of the directors which, to the extent provided in the resolution or resolutions, shall have and may exercise the powers of the board in the management of the business and affairs of the corporation. Each committee shall have such name and duties that may be determined from time to time by resolution adopted by the board.

         7.02 The committees shall keep regular minutes of their proceedings and report the same to the board when required.

8.       NOTICES

         8.01 Whenever any notice required by statute or the charter or these by-laws must be given to a stockholder or a director or an officer, other than notices elsewhere herein provided for, such notice may be given in writing and mailed to such person at the address thereof appearing on the books of the corporation; and such notice shall be deemed to be given at the time the same is deposited in the United States mail. Any such notice to a director or officer may be given by telephone or telegram in lieu of mailing.

         8.02 A waiver of the notice provided for in section 8.01, signed either before or after the time stated in the notice by the person entitled thereto, shall be deemed equivalent to given such notice.

9.       ACTION BY STOCKHOLDERS AND DIRECTORS WITHOUT MEETING

         9.01 Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action, the meeting and vote of stockholders may be dispensed with if all the stockholders who would have been entitled to vote upon the action, if such meeting were held, shall agree in writing to such corporate action being taken.

         9.02 Whenever the vote of directors at a meeting thereof is required or permitted to be taken in connection with any corporate action, the meeting and vote of directors may be dispensed with if all the directors agree in writing to such corporate action being taken.

10.      THE OFFICERS

                                 HOPE GAS, INC.

                                    BY-LAWS
                                    -------

         10.01 The officers of the corporation shall be elected by the board and they shall be a president, a vice president, a secretary, a treasurer, and such other officers as the board and the organization of the corporation may required. The president shall be chosen from among the directors.

         10.02 The board may appoint such officials of the corporation as the board may deem expedient or necessary.

         10.03 The board shall elect the officers and appoint the officials of the corporation at the board's first meeting after the annual meeting of stockholders.

         10.04 The same person may hold two offices except those of president and secretary.

         10.05 The board may at any time, by affirmative vote of a majority of the board, create and fill new offices, fill vacancies in existing offices, or vacate and discontinue offices then existing.

         10.06 The officers and officials of the corporation shall hold their offices until their respective successors are elected or appointed.

11.      THE PRESIDENT

         11.01 The president shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and directors, and shall see that all orders and resolutions of the board are carried into effect.

         11.02 The president shall execute deeds, mortgages, deeds of trust, bonds, and other instruments, except where required or permitted by law to be otherwise executed and except where the execution thereof shall be expressly delegated by the board to some other officer or official of the corporation.

12.      THE VICE PRESIDENTS

         12.01 Each vice president shall perform such duties as the board or the president shall prescribe.

13.      THE SECRETARY AND ASSISTANT SECRETARIES

         13.01 The secretary shall attend all meetings of the board and all meetings of the stockholders, shall record the proceedings of the meetings in a book kept for that purpose, and shall perform like duties for committees of directors when required. The secretary shall perform such other duties as may be prescribed by the board.

                                 HOPE GAS, INC.

                                    BY-LAWS
                                    -------

         13.02 The secretary shall have custody of the seal of the corporation. The secretary, an assistant secretary, the treasurer, or an assistant treasurer shall have authority to affix the seal to any instrument requiring it and when so affixed the seal may be attested by the signature of the secretary, assistant secretary, treasurer, or assistant treasurer.

14.      THE TREASURER AND ASSISTANT TREASURERS

         14.01 The treasurer shall have the custody of the corporation's funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation. He shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board.

         14.02 The treasurer shall disburse the funds of the corporation, taking proper vouchers for such disbursements, and shall render to the president and directors, whenever they may require it, accounts of all his transactions as treasurer and of the financial condition of the corporation.

         14.03 If required by the board, the treasurer shall give the corporation a bond, in such sum and with such surety as shall be satisfactory to the board, for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control and belonging to the corporation.

         14.04 The assistant treasurers, in the order determined by the board, shall, in the absence of the treasurer, perform the duties and exercise the powers of the treasurer. Any assistant treasurer shall perform such other duties and have such other powers as the board may prescribe.

15.      INDEMNIFICATION

         15.01 Each person who at any time is, or shall have been a director or officer of the corporation, or serves or has served as a director, officer, fiduciary, or other representative of another company, partnership, joint venture, trust, association, or other enterprise (including any employee benefit plan), where such service was specifically requested by the Corporation in according with paragraph 15.04 below, or the established guidelines for participation in outside positions (such service hereinafter being referred to as "Outside Service"), and is threatened to be or is made a party to any threatened, pending, or completed claim, action, suit, or proceeding, whether civil, criminal, administrative, or investigative ("Proceeding"), by reason of the fact that he is, or was, a director or officer of the Corporation or a director, officer, fiduciary, or other representative of such other enterprise, shall be indemnified against expenses (including attorney's fees), judgments, fines, and amounts paid in settlement ("Loss") actually and reasonably incurred by him in connection with any such Proceeding to the full extent permitted under the Business and Nonprofit Corporation Law of the State of West Virginia, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extend that such amendment permits

                                 HOPE GAS, INC.

                                    BY-LAWS
                                    -------

the Corporation to provide broader indemnification rights than said Law permitted the Corporation to provide prior to such amendment). The Corporation shall indemnify any person seeking indemnity in connection with any Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) initiated by such person was authorized by the Board of Directors of the Corporation. With respect to any Loss arising from Outside Service, the Corporation shall provide such indemnification only in and to the extent that
(a) such other company, partnership, joint venture, trust, association, or enterprise is not legally permitted or financially able to provide such indemnification, and (b) such Loss is not paid pursuant to any insurance policy other than any insurance policy maintained by the Corporation.

         15.02 The right to be indemnified pursuant hereto shall include the right to be paid by the Corporation for expenses, including attorney's fees, incurred in defending any such Proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of such Proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director, officer, fiduciary, or other representative, in which such director, officer, fiduciary, or other representatives agrees to repay all amounts so advanced if it should be determined ultimately that such director, officer, fiduciary, or other representative is not entitled to be indemnified under applicable law.

         15.03 The right to be indemnified or to the reimbursement or advancement of expenses pursuant hereto shall in no way be exclusive of any other rights of indemnification or advancement to which any such director or officer, fiduciary, or other representative may be entitled, under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, fiduciary, or other representative and shall inure to the benefit of the heirs, executors, and administrators of such person.

         15.04 Any person who is serving or has served as a director, officer, or fiduciary of (a) another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the Corporation at the time of such service, or (b) any employee benefit plan of the Corporation or of any corporation referred to in clause (a) of this paragraph 15.04, shall be deemed to be doing or have done so at the request of the Corporation.

16.      CERTIFICATES OF STOCK

         16.01 The shares of the corporation shall be represented by numbered certificates, and they shall be entered on the books of the corporation as they are issued. Each certificate shall exhibit the holder's name and the number of shares and shall be signed by the president or a vice president and the secretary or assistant secretary. The seal of the corporation or a facsimile thereof may be affixed to each certificate.

                                 HOPE GAS, INC.

                                    BY-LAWS
                                    -------

         16.02 The signatures of the officers of the corporation upon a certificate of stock may be facsimiles.

         16.03 In the event an officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate shall have been issued, the certificate may be issued with the same effect as if he were such officer at the date of the certificate's issue.

17.      TRANSFERS OF STOCK

         17.01 Upon surrender to the corporation or the transfer agent of a certificate of stock, duly endorsed or accompanied by sufficient evidence of succession, assignment, or authority to transfer, a new certificate shall be issued to the person entitled thereto. The old certificate shall be canceled, and the transaction shall be recorded on the books of the corporation.

18.      LOST OR DESTROYED CERTIFICATES

         18.01 The board may direct a new certificate to be issued in place of any certificate heretofore issued by the corporation and alleged to have been lost or destroyed. Upon authorizing such issue of a new certificate, the board may prescribe such terms and conditions as it deems expedient to protect the corporation.

19.      RECORD DATES

         19.01 For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or to consider agreement upon any proposed action without a meeting, or to receive payment of any dividend or the allotment of rights, or to consider any other action, the board may fix in advance a date as the record date for any such determination of stockholders. Such date shall not be more than fifty nor less than ten days before the date of any meeting nor more than fifty days prior to any other proposed action. When such determination of stockholders shall have been made as provided in this section, such determination shall apply to any adjournment of a meeting, unless the board fixes a new record date for the adjourned meeting.

20.      REGISTERED STOCKHOLDERS

         20.01 The corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not the corporation shall have express or other notice thereof, except as otherwise provided by the laws of West Virginia.

21.      DIVIDENDS

                                 HOPE GAS, INC.

                                    BY-LAWS
                                    -------

         21.01 Dividends upon the capital stock of the corporation, subject to the provisions of the charter, may be declared by the board at any meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the charter and the applicable laws.

22.      ANNUAL STATEMENT

         22.01 The president shall annually prepare a full and true statement of the affairs of the corporation, which shall be submitted at the annual meeting and filed within twenty days thereafter at the principal office of the corporation where it shall, during the usual business hours, be open for inspection by any stockholder.

23.      CHECKS

         23.01 All checks, drafts, or other orders for the payment or transfer of money, notes, or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

24.      FISCAL YEAR

         24.01 The fiscal year shall be the calendar year.

25.      SEAL

         25.01 The corporate seal shall have inscribed thereon the name of the corporation and such other words and symbols as the board may by resolution determine. The seal may be used by causing it or a facsimile thereof to be impressed, affixed, or reproduced.

26.      EMERGENCY BY-LAWS

         26.01 The board may adopt emergency by-laws, subject to repeal or change by action of the stockholders, which shall be operative during any emergency resulting from an attack on the United State of America or any nuclear or atomic disaster. The emergency by-laws may make any provision that may be practical or necessary for the circumstances of the emergency and in conformity with the laws of the state of West Virginia.

         26.02 To the extent not inconsistent with the emergency by-laws so adopted, these by-laws shall remain in effect during any such emergency and upon its termination the emergency by-laws shall cease to be operative.

                                 HOPE GAS, INC.

                                    BY-LAWS
                                    -------

27.      AMENDMENTS

         27.01 These by-laws may be altered, amended, or repealed by the stockholders or by the board. Any amendment to these by-laws made by the board may be altered or repealed by the stockholders.

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                           CNG STORAGE SERVICE COMPANY


CNG Storage Service Company, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

         FIRST. The name of the corporation (hereinafter called the "corporation") is CNG Storage Service Company.

         SECOND. The certificate of incorporation of the corporation is hereby amended by striking out Article First thereof and by substituting in lieu of said Article the following new Article:

                  First:  The name of the corporation is
                  CNG FIELD SERVICES COMPANY

         THIRD. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

         FOURTH. The effective date of the amendment herein certified shall be September 28, 1998.


         IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed on September 10, 1998.


                                      CNG STORAGE SERVICE COMPANY

                                      /s/ Gary L. Sypolt
                                      ------------------------------------
                                      By:  Gary L. Sypolt
                                      Its: President